UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1

TO

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 18, 2024

ATLANTIC INTERNATIONAL CORP.

(Exact name of registrant as specified in charter)

Delaware	001-40760	46-5319744
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

270 Sylvan Avenue, Suite 2230 Englewood Cliffs, NJ	07632
(Address of Principal Executive Offices)	(zip code)

(201) 899-4470

(Registrant’s telephone number, including area code)

SeqLL Inc.

3 Federal Street

Billerica, MA 01821

(Former name or former address, if changed since last report)

Securities registered or to be registered as pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 9.01. Financial Statements and Exhibits.

Explanatory Paragraph

This Amendment No. 1 to Form 8-K of Atlantic International Corp. filed with the Securities and Exchange Commission on June 25, 2025 is being filed to provide the following exhibits:

99.2 Unaudited Pro Forma Condensed Combined Financial Statements

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b)(1) is being filed as follows:

(d) Exhibits

Exhibit No.	Description
2.1	Amended and Restated Agreement and Plan of Reorganization dated as of June 4, 2024 (1)
2.2	Amendment No. 1 to Amended and Restated Agreement and Plan of Reorganization dated as of June 12, 2024 (2)
2.3	Certificate of Merger of Atlantic Merger LLC with and into Lyneer Investments LLC. (3)
2.4	Certificate of Merger of SeqLL Merger LLC with and into Lyneer Investments LLC. (3)
3.1	Certificate of Amendment of the Third Amended and Restated Certificate of Incorporation of SeqLL Inc. (2)
10.1	Atlantic International Corp. 2023 Equity Incentive Plan (incorporated by reference to Annex B to the Company’s Proxy Statement on Schedule 14A filed with the SEC on June 5, 2023)
10.2	Consulting Agreement between Atlantic International Corp. and Robert Machinist (3)
10.3	Executive Employment Agreement between Atlantic International Corp. and Christopher Broderick (3)
10.4	Executive Employment Agreement between Atlantic International Corp. and Michael Tenore (3)
10.5	Executive Employment Agreement between Atlantic International Corp. and Jeffrey Jagid (3)
10.6	Employment Agreement by and between Lyneer and Todd McNulty (3)
10.7	Employment Agreement by and between Lyneer and James Radvany (3)
10.8	Asset Purchase Agreement between SeqLL Inc. and SeqLL Omics, Inc. (3)
10.9	Convertible Promissory Note dated June 20, 2024 issued by the Issuer to IDC Technologies Inc. (3)
99.1	Press Release of Atlantic International Corp., dated June 21, 2024 (3)
*99.2	Unaudited Pro Forma Condensed Combined Financial Statements
99.3	Consolidated Financial Statements of SeqLL Inc. for the years ended December 31, 2023 and 2022 incorporated by reference to the Registrant’s Annual Report on Form 10-K filed with the SEC on April 10, 2024
99.4	Unaudited Condensed Consolidated Financial Statements for the three months ended March 31, 2024 Incorporated by reference to the Registrant’s Quarterly Report on Form 10-Q filed with the SEC on May 17, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed with this Report.

**	Schedules, exhibits and similar supporting attachments to this exhibit are omitted pursuant to Item 601(b)(2) of Regulation S-K. We agree to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

(1)	Incorporated by reference to the Issuer’s Current Report on Form 8-K filed with the SEC on June 6, 2024.
(2)	Incorporated by reference to the Issuer’s Current Report on Form 8-K filed with the SEC on June 18, 2024.
(3)	Incorporated by reference to the Issuer’s Current Report on Form 8-K filed with the SEC on June 25, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2024	ATLANTIC INTERNATIONAL CORP.

	By:	/s/ Jeffrey Jagid
Jeffrey Jagid
Chief Executive Officer

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